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                                                                EXHIBIT 10.10(a)


                                 FIRST AMENDMENT
                                     TO THE
                           ALLIED CAPITAL CORPORATION
                          EMPLOYEE STOCK OWNERSHIP PLAN


WHEREAS, Allied Capital Corporation (hereinafter referred to as the "Employer") maintains the Allied Capital Corporation Employee Stock Ownership Plan (hereinafter referred to as the "Plan") as effective January 1, 1998; and,

WHEREAS, the Employer desires to amend the Plan to revise the definition of Compensation under the Plan,

NOW THEREFORE, pursuant to Section 9.1 of the Plan and effective as of January 1, 1998, the Plan is hereby amended as follows:

      FIRST: The following sentence shall replace the first sentence in Section
      1.10 of the Plan:

            1.10 "Compensation" with respect to any Participant means such Participant's wages for the Plan Year within the meaning of Code Section 3401(a) (for the purpose of income tax withholding at the source), not including any cut-off awards or formula awards under any compensation, incentive or bonus plan now in existence or hereafter executed by the Employer, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401 (a) (2)).

      SECOND: The Amendment contained herein shall not apply to contributions allocated under the Plan based on Compensation earned prior to the effective date of said Amendment. In all other respects, the Plan is hereby confirmed, ratified and approved.



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IN WITNESS WHEREOF, the Employer has executed and adopted this First Amendment on this 30 day of April 1998.




                                        ALLIED CAPITAL CORPORATION


                                        By: /s/ KELLY A. ANDERSON
                                           ----------------------------
                                        Title: Principal and Treasurer
                                              -------------------------










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